QUAKER INVESTMENT TRUST
Quaker Core Value Fund
(the “Fund”)

Supplement dated June 29, 2007
to the Statement of Additional Information dated October 27, 2006

Effective July 1, 2007, Geewax, Terker & Co., the Fund’s sub-adviser, has agreed contractually to add a breakpoint to its sub-advisory fee when the Fund’s assets reach $20 million. Accordingly, the sub-advisory fee table on page 24 in the Fund’s Statement of Additional Information is revised as follows:

Name of Fund	Name of Sub-Adviser	Annual Fee Rate, as a percentage of average daily net assets

Quaker Core Value Fund	Geewax, Terker & Co.	0.75% on assets up to $20 million; 0.50% on assets above $20 million